                                                                    Exhibit 10.6
                                                                    ------------

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT


                  AMENDED AND RESTATED SECURITY AGREEMENT (the "Agreement") dated as of June 20, 2001 made by SONIC AUTOMOTIVE, INC., a Delaware company (the "Borrower"), to FORD MOTOR CREDIT COMPANY, a Delaware corporation, as agent (the "Agent") for the lenders (the "Lenders") under the Credit Agreement defined below. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement defined below.


                             PRELIMINARY STATEMENTS:

         WHEREAS, pursuant to the terms of a certain Credit Agreement dated August 10, 2000 (the "Original Credit Agreement"), Ford Motor Credit Company and Chrysler Financial Company, L.LC. (collectively, the "Original Lenders") extended to Borrower a revolving credit facility in an amount not to exceed $500,000,000.00 (the "Original Credit Facilities");

         WHEREAS, as a condition to entering into the Original Credit Agreement, the Original Lenders required that the Borrower execute and deliver the Security Agreement dated August 10, 2000 (the "Original Security Agreement");

         WHEREAS, Borrower has requested an increase in the credit to be provided under the Original Credit Facilities to $600,000,000.00 (the "Increased Facilities," and together with the Original Credit Facilities, the "Credit Facilities") and in connection with the Increased Facilities, Toyota Motor Credit Corporation will join the Original Lenders in providing credit to Borrower and its Subsidiaries pursuant to the terms of the Amended and Restated Credit Agreement dated as of even date herewith (the "Amendment," and referred to together with the Original Credit Agreement as the "Credit Agreement"); and

         WHEREAS, it is a condition precedent to the making of loans under the Credit Agreement, that Borrower reaffirms its obligations under the Original Security Agreement and agrees that the security interests granted pursuant to the Original Security Agreement secure both the Original Credit Facilities and the Increased Facilities;

         NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the agreements described hereinabove or otherwise) heretofore, now or hereafter made to or for the benefit of the Borrower pursuant to the Credit Agreement any other agreement, instrument or document executed pursuant to or in connection therewith, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Agent hereby agree, for the benefit of the Lenders, that Borrower's obligations under the Original Security Agreement are hereby reaffirmed and the Original Security Agreement is hereby amended and restated in its entirety as follows:

                  SECTION 1. Grant of Security. The Borrower hereby assigns and pledges to Agent, for the benefit of the Lenders, and hereby grants to Agent, for the benefit of the Lenders, a security interest in, all of its respective right, title and interest in and to the following, whether now owned or hereafter acquired (the "Collateral"):

                  (a) all furniture, machinery, service vehicles, supplies and other equipment (the "Equipment");

                  (b) motor vehicles, tractors, trailers, service parts and accessories and other inventory ("Inventory");

                  (c) all accounts, contract rights, chattel paper, instruments, notes, letters of credit, documents, documents of title, investment property, deposit accounts, other bank accounts, general intangibles, tax refunds and other obligations of third persons of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods, the rendering of services or otherwise, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, notes, letters of credit, documents, documents of title, investment property, deposit accounts, other bank accounts, general intangibles, tax refunds or obligations of third persons (any and all such accounts, contract rights, chattel paper, instruments, notes, letters of credit, documents, documents of title, investment property, deposit accounts, other bank accounts, general intangibles, tax refunds and obligations of third persons being the "Receivables", and any and all such leases, security agreements and other contracts being the "Related Contracts");

                  (d) all of the Borrower's governmental approvals and authorizations to the maximum extent permitted by applicable law;

                  (e) all property and interests in property of the Debtor now or hereafter coming into the actual possession, custody or control of the Agent or a Lender in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise);

                  (f) leasehold interests in and fixtures located on any real property from which the Debtor conducts business;

                  (g) records and other books and records relating to the foregoing; and

                  (h) all accessions and additions to, substitutions for, and replacements, products and proceeds of any of the foregoing (including, without limitation, proceeds which constitute property of the types described in clauses (a) through (g) of this Section 1 and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent or the Lenders are the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

                  SECTION  2.  Security  for   Obligations.   This  Agreement
secures the payment of (i) all obligations of the Borrower now or hereafter existing under the Credit Agreement and (iii) all obligations of the Borrower hereafter existing under this Agreement (all such obligations of the Borrower being the "Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Borrower to the Agent or any Lender under the Credit Facilities but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

                  SECTION 3. Borrower Remains Liable. Anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its respective duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release the Borrower from any of its respective duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Agent nor the Lenders shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Agent or the Lenders be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  SECTION 4. Representations and Warranties. The Borrower represents and warrants as follows:

                  (a) All of its Equipment and Inventory is located at the places specified on Exhibit A hereto. The chief place of business and chief executive office of the Borrower and the office where the Borrower keeps its records concerning the Receivables, and the originals of all chattel paper that evidence Receivables, are located at its address specified in Section 16. Except for the Receivables constituting BHPH Collateral (as defined in the Credit Agreement) none of the Receivables is evidenced by a promissory note or other instrument.

                  (b) The Borrower is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for (i) the security interest created by this Agreement, and (ii) any security interests consented to by the Required Lenders (as defined in the Credit Agreement) (collectively, the "Permitted Liens"). Except for financing statements with respect to Permitted Liens, no effective financing statement or other document similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Lender relating to this Agreement. The Borrower does not have a trade name.

                  (c) The Borrower has exclusive possession and control of its Equipment and Inventory.

                  (d) Subject to the Permitted Liens, this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

                  (e) No consent of any other person or entity and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the grant by the Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Borrower, (ii)for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) for the exercise by Agent (for the benefit of the Lenders) of its rights and remedies hereunder.

                  (f) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

                  (g) The Borrower has, independently and without reliance upon any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

                  SECTION 5. Further Assurances. (a) The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent (acting for the benefit of the Lenders) to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower will upon such request: (i) mark conspicuously each chattel paper included in the Receivables and each Related Contract and, at the request of the Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby; (ii) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Agent (for the benefit of the Lenders) hereunder such note or instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

                  (b) The Borrower hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without its signature where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) The Borrower will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

                  SECTION 6. As to Equipment and Inventory. (a) The Borrower shall keep its Equipment and Inventory at the location referred to in Section 4(a) or, upon 30 days' prior written notice to the Agent, at such other places in jurisdictions where all action required by Section 5 shall have been taken with respect to its Equipment and Inventory.

                  (b) The Borrower shall cause the Equipment owned by it to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end. The Borrower shall promptly furnish to the Agent a statement respecting any material loss or damage to any of its Equipment or Inventory.

                  (c) The Borrower shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims against, its Equipment or Inventory.

                  SECTION 7. Insurance. The Borrower shall, at its own expense, maintain insurance with respect to its Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent (for the benefit of the Lenders) and the Borrower as their respective interests may appear and each policy for property damage insurance shall provide for all losses to be paid directly to the Agent (for the benefit of the Lenders). Each such policy shall in addition (i) name the Borrower and the Agent (for the benefit of the Lenders) as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Agent (for the benefit of the Lenders) notwithstanding any action, inaction or breach of representation or warranty by the Borrower, (iii) provide that there shall be no recourse against Agent or the Lenders for payment of premiums or other amounts with respect thereto and (iv) provide that at least ten days' prior written notice of cancellation or of lapse shall be given to the Agent by the insurer. The Borrower shall, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further the Borrower shall, at the request of the Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 5 and cause the insurers to acknowledge notice of such assignment.

                  (b) Upon the occurrence and during the continuance of an Event of Default, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Agent as specified in Section 13(b).

                  SECTION 8. As to Receivables. The Borrower shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, and the originals of all chattel paper that evidence Receivables, if any, at the location therefor referred to in
Section 4(a) or, upon 30 days' prior written notice to the Lender, at any other locations in a jurisdiction where all action required by Section 5 shall have been taken with respect to the Receivables. The Borrower will hold and preserve such records and chattel paper and will permit representatives of the Agent or a Lender at any time during normal business hours to inspect and make abstracts from such records and chattel paper. The Borrower shall not change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become seriously misleading, unless the Borrower shall have given the Agent at least 30 days prior written notice thereof and prior to effecting any such change, taken such steps as the Agent may deem necessary or desirable to continue the perfecting and priority of the liens in favor of the Lender granted in connection herewith.

                  SECTION 9.  Transfers and Other Liens.  The Borrower shall not
(i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement.

                  SECTION 10. Agent Appointed Attorney-in-Fact. The Borrower hereby irrevocably appoints the Agent such Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower, the Lenders or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 7,

                  (b) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral,

                  (c) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection therewith, and

                  (d) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent or the Lenders with respect to any of the Collateral.

                  SECTION 11. Agent May Perform. If the Borrower fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent or the Lenders incurred in connection therewith shall be payable by the Borrower under Section 14(b).

                  SECTION 12. Agent's Duties. The powers conferred on the Agent hereunder are solely to protect its interest (in its capacity as agent on behalf of the Lenders) in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property.

                  SECTION 13. Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of North Carolina at that time (the "Code") (whether or not the Code applies to the affected Collateral), and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's or the Initial Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Any cash held by the Lender as Collateral and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to the Lender pursuant to Section
         14) in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full in cash of all the Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

                  SECTION 14. Indemnity and Expenses. (a) The Borrower agrees to indemnify the Agent and the Lenders from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Lender's gross negligence or willful misconduct.

                  (b) The Borrower shall be liable to the Lender for the amount of any and all reasonable expenses, including the reasonable fees and expenses of its in-house and external counsel and of any experts and agents, which the Agent or the Lenders may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or the Lenders hereunder or (iv) the failure by the Borrower to perform or observe any of the provisions hereof.

                  (c) Notwithstanding anything else in this Agreement to the contrary, no party shall have any obligation to reimburse any person for attorneys' fees and expenses unless such fees and expenses are (i) reasonable in amount, (ii) determined without reference to any statutory presumption and (iii) calculated using the actual time expended and the standard hourly rate for the attorneys and paralegals performing the tasks in question and the actual out-of-pocket expenses incurred.

                  SECTION  15.  Amendments,  Etc.  except as  otherwise
provided in Section 7.1 (b) of the Credit Agreement, no amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 16. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Borrower, at its address at 6415 Idlewild Road, Suite 109, Charlotte, North Carolina 28212, if to the Agent, at its address specified in the Credit Agreement; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall be effective, upon receipt, or in the case of (i) notice by mail, five days after being deposited in the United States mails, first class postage prepaid, (ii) notice by overnight courier, one business day after being deposited with a national overnight courier service, (iii) notice by telex, when telexed against receipt of answer back or (iv) notice by facsimile copy, when transmitted against mechanical confirmation of successful transmission.

                  SECTION 17. Continuing Security Interest; Assignments under Credit Agreement. This Agreement shall create a continuing assignment of and security interest in the Collateral and shall (i) remain in full force and effect until the payment in full in cash of the Obligations and all other amounts payable under this Agreement (such date, the "Security Termination Date"), (ii)be binding upon the Borrower, and such Borrower's successors and assigns and (iii) inure to the benefit of, and be enforceable by, the Agent, the Lenders and their respective isuccessors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise subject, however to the provisions of Article VII of the Credit Agreement. On the Security Termination Date, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Borrower. Upon any such termination, the Agent will, at the Borrower's expense, execute and deliver to the Borrower such documents as it shall reasonably request to evidence such termination.

                  SECTION 18. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NORTH CAROLINA. Unless otherwise defined herein or in the Credit Agreement, terms used in
Article 9 of the Code are used herein as therein defined.

                  SECTION 19. Waiver of Jury Trial. To the maximum extent of applicable law, each of the Borrower, the Agent and the Lenders waives any right to trial by jury in any dispute, whether sounding in contract, tort, or otherwise, between the Agent, the Lenders and the Borrower arising out of or related to the transactions contemplated by this Agreement or any other instrument, document or agreement executed or delivered in connection herewith. Either the Borrower, the Agent or the Lenders may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

                  SECTION 20. Consent to Jurisdiction; Counterclaims; Forum Non Conveniens. (a) Exclusive Jurisdiction. Except as provided in subsection (b) of this Section 20, the Lender and the Borrower agree that all disputes between them arising out of or related to the relationship established between them in connection with this Agreement, whether arising in contract, tort, equity, or otherwise, shall be resolved only by state or federal courts located in

North Carolina, but the parties acknowledge that any appeals from those courts may have to be heard by a court located outside of North Carolina.

                  (b) Other Jurisdictions. TEach of the Agent and the Lenders shall have the right to proceed against the Borrower or its real or personal property in a court in any location to enable the Agent or the Lenders to obtain personal jurisdiction over the Borrower, to realize on the Collateral or any other security for the Obligations or to enforce a judgment or other court order entered in favor of the Agent or the Lenders. The Borrower shall not assert any permissive counterclaims in any proceeding brought by the Agent or the Lenders under this Section 17(b).

                  (c) Venue; Forum Non Conveniens. Each of the Agent, Borrower and each Lender waives any objection that it may have (including, without limitation, any objection to the laying of venue or based on forum non conveniens) to the location of the court in which any proceeding is commenced in accordance with this Section 20.

                  21. Service of Process. The Borrower waives personal service of any process upon it and, as security for the Obligations, irrevocably appoints Theodore M. Wright as its registered agent for the purpose of accepting service of process issued by any court in connection with any dispute between the Borrower, the Agent and the Lender arising out of or related to the relationship established between them in connection with this Agreement or any other document to which the Borrower is a party.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                           [SIGNATURE PAGES TO FOLLOW]

                  IN WITNESS WHEREOF, the Borrower has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                            SONIC AUTOMOTIVE, INC.


                                            By:   /s/ THEODORE M. WRIGHT
                                                  ----------------------
                                            Name:     Theodore M. Wright

                                            Title:    Vice President




                 [SIGNATURE PAGE TO BORROWER SECURITY AGREEMENT]

Agreed and Accepted
this 20th day of June, 2001




FORD MOTOR CREDIT COMPANY,
a Delaware corporation, as Agent

By:       /s/ W. J. BECK IV
          -----------------
Name:     W. J. Beck, IV

Title:   National Account Manager










                 [SIGNATURE PGE TO BORROWER SECURITY AGREEMENT]